Aston Funds

ASTON/Harrison Street Real Estate Fund (the “Fund”)

Supplement dated September 24, 2015 to the Prospectus dated February 28, 2015, as supplemented on March 16, 2015, for Aston Funds (the “Prospectus”) and the Summary Prospectus dated March 2, 2015 for the Fund (together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

PORTFOLIO MANAGER UPDATE

Effective immediately, the following information replaces the information in the Fund Summary section of the Prospectus and in the Summary Prospectus relating to the Fund’s subadviser and portfolio manager:

HSS serves as the subadviser to the Fund. Mr. James H. Kammert, CFA, a principal and managing member of HSS serves as the sole Portfolio Manager of the Fund. Mr. Kammert has served as Portfolio Manager of the Fund since June 2011.

Effective immediately, the following information replaces the information on page 109 in the Prospectus relating to the Fund in its entirety:

ASTON/Harrison Street Real Estate Fund

Harrison Street Securities, LLC, 71 South Wacker Drive, Suite 3575, Chicago, Illinois 60606, was founded in 2005 as Transwestern Securities Management, L.L.C. The controlling members and managers of the firm include HS Securities Holdings, LLC, a Delaware limited liability company, and Mr. James Kammert. As of June 30, 2015, HSS managed approximately $527 million in assets.

Effective immediately, the following information replaces the information on page 115 in the Prospectus relating to the Fund in its entirety:

ASTON/Harrison Street Real Estate Fund

James H. Kammert, CFA

Portfolio Manager since June 2011. Mr. Kammert is a principal and portfolio manager as well as a member of the Board of Managers of HSS. Mr. Kammert co-founded HSS in March 2005. Mr. Kammert is responsible for managing the public real estate securities portfolios of HSS. Mr. Kammert joined HSS in August 2005. From 2003 through mid-2005, Mr. Kammert was Director of Research for European Investors, Inc. Prior to joining European Investors, Mr. Kammert was Vice President and co-head of Goldman Sachs & Co.’s U.S. REIT research team for over four years. Mr. Kammert graduated from Lafayette College with a BA in Economics & Business and earned an MBA from the University of Chicago. Mr. Kammert holds the Chartered Financial Analyst designation and is a CPA.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP PRO HSS RE 0915